EXHIBIT 32.2

CERTIFICATION of CEO and CFO PURSUANT TO 18 U.S.C. SECTION 1350,
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the annual report of the Intrepid (“Company”) on Form 10-KSB for the period ending December 31, 2007 as filed with the Commission on the date hereof, William Dunavant, Chief Executive officer and Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2003, that:

(1) This 10-KSB complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act; and

(2) The financial information contained in this Form 10-KSB fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ William Dunavant
By: William Dunavant, Chief Executive Officer

/s/ William Dunavant
By: William Dunavant, Chief Financial Officer and Principal Accounting Officer

April 15, 2008

The signed original of this written statement required by section 906 has been provided to Intrepid Global Imaging 3D Inc., and will be retained by Intrepid Global Imaging 3D Inc and furnished to the SEC upon request.